INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT ("Intercreditor Agreement"), dated as of May 24, 2002, is by and among Guggenheim Investment Management, LLC, a Delaware limited liability company, in its capacity as collateral agent pursuant to the Guggenheim Loan Agreement (as hereinafter defined) for the purchasers who are party from time to time thereto (in such capacity, together with its successors and assigns in such capacity, "Guggenheim", as hereinafter further defined), the purchasers from time to time party to the Guggenheim Loan Agreement (the "Guggenheim Purchasers" as hereinafter further defined), Foothill Capital Corporation, a California corporation, in its capacity as agent pursuant to the Working Capital Loan Agreement (as hereinafter defined) for the lenders who are party from time to time thereto (in such capacity, together with its successors and assigns in such capacity, the "Agent", as hereinafter further defined) and the lenders from time to time party to the Working Capital Loan Agreement (the "Working Capital Lenders" as hereinafter further defined).

R E C I T A L S:

A. Guggenheim Purchasers have entered into one or more financing arrangements with ClimaChem (as herein defined), pursuant to which Guggenheim and the Guggenheim Purchasers have made and may, upon certain terms and conditions, continue to make loans to ClimaChem secured by a security interest in substantially all of the assets and properties of ClimaChem and certain other Obligors (as hereinafter defined).

B. Working Capital Lenders have entered into one or more financing arrangements with Borrowers (as herein defined), including ClimaChem, pursuant to which Agent and the Working Capital Lenders have made and may, upon certain terms and conditions, continue to make loans and provide other financial accommodations to Borrowers secured by a security interest in substantially all of the assets and properties of Borrowers and certain other Obligors.

C. Guggenheim, Guggenheim Purchasers, Agent and Working Capital Lenders desire to enter into this Intercreditor Agreement to (i) confirm the relative priorities of the security interests of Guggenheim and Guggenheim Purchasers, on the one hand, and Agent and Working Capital Lenders, on the other hand, in the assets and properties of Borrowers and certain Obligors, and (ii) provide for the orderly sharing among them, in accordance with such priorities, of the proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof.

In consideration of the mutual benefits accruing to Guggenheim, Guggenheim Purchasers, Agent and Working Capital Lenders hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

    DEFINITIONS.

    As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:

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        1.1    "Agent" shall mean Foothill Capital Corporation, a California corporation, in its capacity as agent pursuant to the Working Capital Loan Agreement for the benefit and on behalf of Working Capital Lenders, and its successors and assigns (and including, without limitation, any successor, assignee or additional person at any time acting as agent for the benefit of or on behalf of it and/or Working Capital Lenders).

        1.2    "Agreements" shall mean, collectively, the Guggenheim Loan Documents and the Working Capital Loan Documents.

        1.3    "Borrower" or "Borrowers" shall mean (a) with respect to the Guggenheim Loan Documents, ClimaChem and each of the guarantors party to the Guggenheim Loan Agreement as credit parties and (b) with respect to the Working Capital Loan Documents, ClimaChem and each of the subsidiaries of ClimaChem identified on the signature pages of the Working Capital Loan Agreement, and in each case, their successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any successor or assign.

        1.4    "Cherokee" means Cherokee Nitrogen Company, an Oklahoma corporation.

        1.5    "ClimaChem" shall mean ClimaChem, Inc., an Oklahoma corporation.

        1.6    "Collateral" shall mean, collectively, the Guggenheim Priority Collateral and the Working Capital Priority Collateral.

        1.7    "EDC" shall mean El Dorado Chemical Company, an Oklahoma corporation.

        1.8    "Event of Default" means each "Event of Default" or similar term, as such term is defined in any Guggenheim Loan Documents or any Working Capital Loan Documents, so long as any such Agreement is in effect.

        1.9    "Guggenheim" shall mean Guggenheim Investment Management, LLC, a Delaware limited liability company, in its capacity as collateral agent pursuant to the Guggenheim Loan Agreement for the benefit and on behalf of Guggenheim Purchasers, and its successors and assigns (and including, without limitation, any successor, assignee or additional person at any time acting as agent for the benefit of or on behalf of it and/or Guggenheim Purchasers).

        1.10    "Guggenheim Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower or any Obligor to Guggenheim and/or the Guggenheim Purchasers arising under the Guggenheim Loan Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Guggenheim Loan Documents or after the commencement of any Insolvency Proceeding with respect to Borrower or any Obligor (and

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including, without limitation, the payment of interest which would accrue and become due but for the commencement of such Insolvency Proceeding whether or not such interest is allowed or allowable in whole or in part in any such Insolvency Proceeding). The foregoing limitation shall not apply to, and the term "Guggenheim Debt" shall include, obligations consisting of interest, fees, indemnities, costs or expenses, in each case whether or not charged by Guggenheim to the loan account of Borrower maintained by Guggenheim pursuant to the Guggenheim Loan Agreement.

        1.11    "Guggenheim Loan Agreement" shall mean the Securities Purchase Agreement, dated as of May 24, 2002, among ClimaChem, the Obligors, Guggenheim and the Guggenheim Purchasers, as such agreement may hereafter be amended, modified, supplemented, extended, renewed or restated.

        1.12    "Guggenheim Loan Documents" shall mean the Guggenheim Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by Borrower or any Obligor or any other person with, to or in favor of Guggenheim or Guggenheim Purchasers in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed or restated.

        1.13    "Guggenheim Priority Collateral" shall mean (a) the real estate and all equipment located at the El Dorado, Arkansas manufacturing facility of EDC, except the DSN plant, precious metals and rolling stock, (b) the real estate and all equipment located at the Cherokee, Alabama manufacturing facility of Cherokee, except precious metals and rolling stock, (c) the real estate and all equipment located at the Hallowell, Kansas manufacturing facility of Universal, except precious metals and rolling stock, (d) all shares of capital stock issued by Universal that are owned by ClimaChem or any Obligor, and (e) the proceeds and products, whether tangible or intangible of any of the foregoing, including proceeds of insurance covering any or all of the foregoing and any condemnation awards received by ClimaChem or any Obligor in respect of the foregoing, and any and all tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

        1.14    "Guggenheim Purchasers" shall mean the Persons from time to time party to the Guggenheim Loan Agreement as purchasers, and their successors and assigns (including any other purchaser or group of purchasers that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Guggenheim Debt at any time and from time to time).

        1.15    "Guggenheim Termination Date" shall mean the date that Guggenheim and the Guggenheim Purchasers have received payment in full in cash or other immediately available funds of all of the Guggenheim Debt and the agreement of Guggenheim and the Guggenheim Purchasers to make any further loans or provide any further financial accommodations to ClimaChem shall have been terminated.

        1.16    "Insolvency Proceeding" shall mean, as to any Person, any of the following: (a) any case or proceeding with respect to such Person under the U.S. Bankruptcy Code or any other Federal or State bankruptcy, insolvency, reorganization or other law affecting creditors' rights or any other or similar proceedings seeking any stay, reorganization,

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arrangement, composition or readjustment of the obligations and indebtedness of such Person or (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets or (c) any proceeding for liquidation, dissolution or other winding up of the business of such Person or (d) any assignment for the benefit of creditors or any marshalling of assets of such Person.

        1.17    "Lenders" shall mean, collectively, Guggenheim, Guggenheim Purchasers, Agent and Working Capital Lenders, and their respective successors and assigns, being sometimes referred to herein individually as a "Lender".

        1.18    "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

        1.19    "Lien Enforcement Action" means (a) any action by any Lender to foreclose on the Lien of such Person in all or a material portion of the applicable Collateral, (b) any action by any Lender to take possession of, sell or otherwise realize (judicially or non-judicially) upon all or any material portion of the applicable Collateral (including, without limitation, by setoff or notification of account debtors), and/or (c) the commencement by any Lender of any legal proceedings against or with respect to all or any material portion of the applicable Collateral to facilitate the actions described in (a) and (b) above.

        1.20    "Obligors" shall mean, individually and collectively, any person (other than a Borrower or Parent) liable on or in respect of the Working Capital Debt or the Guggenheim Debt, and each of their successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign.

        1.21    "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including without imitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

        1.22    "Release Event" means (a) prior to the occurrence of an Insolvency Proceeding by or against any Borrower or Obligor, either (i) the existence of an uncured or unwaived Event of Default under the Guggenheim Loan Agreement or the Working Capital Loan Agreement, as applicable, or (ii) the taking of any Lien Enforcement Action with respect to the Guggenheim Priority Collateral by Guggenheim or the Working Capital Priority Collateral by the Agent, provided that any Release Event occurring prior to an Insolvency Proceeding by or against any Borrower or Obligor shall, except as otherwise provided in clause (b) below, cease to constitute a Release Event as to a particular Lender as of the occurrence of such Insolvency Proceeding if such Lender continues making loans or providing letter of credit accommodations

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or other financial accommodations (whether pursuant to such Lender's applicable Agreements or otherwise) or consents to the use of cash collateral after the occurrence of such Insolvency Proceeding or (b) after the occurrence of an Insolvency Proceeding by or against any Borrower or Obligor, the occurrence of any of the following: (i) the entry of an order of the Bankruptcy Court pursuant to Section 363 of the U.S. Bankruptcy Code authorizing the sale of all or substantially all of the Borrower's and Obligors' assets or (ii) the taking of any Lien Enforcement Action with respect to the Guggenheim Priority Collateral by Guggenheim or the Working Capital Priority Collateral by the Agent, as applicable, or by any Lender or the entry of an order of the Bankruptcy Court pursuant to Section 362 of the U.S. Bankruptcy Code vacating the automatic stay and authorizing any Lender to take any Lien Enforcement Action with respect to the Guggenheim Priority Collateral or the Working Capital Priority Collateral, as applicable.

        1.23    "Universal" shall mean Universal Tech Corporation, an Oklahoma corporation.

        1.24    "Working Capital Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Borrowers or any Obligor to Agent and/or any of the Working Capital Lenders arising under the Working Capital Loan Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Working Capital Loan Documents or after the commencement of any Insolvency Proceeding with respect to Borrower or any Obligor (and including, without limitation, the payment of interest which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such interest is allowed or allowable in whole or in part in any such Insolvency Proceeding). For the avoidance of doubt, the term "Working Capital Debt" shall include obligations consisting of interest, fees, indemnities, costs or expenses, in each case whether or not charged by Agent to the loan account of Borrowers maintained by Agent pursuant to the Working Capital Loan Agreement.

        1.25    "Working Capital Lenders" shall mean the financial institutions from time to time party to the Working Capital Loan Agreement, and their successors and assigns (including any other lender or group of lenders that at any time succeeds to or refinances, replaces or substitutes for all or any portion of the Working Capital Debt at any time and from time to time).

        1.26    "Working Capital Loan Agreement" shall mean the Loan and Security Agreement, dated as of April 13, 2001, by and among Borrowers, Obligors, Agent and Working Capital Lenders, as such agreement has been prior to the date hereof and may hereafter be amended, modified, supplemented, extended, renewed or restated.

       1.27    "Working Capital Loan Documents" shall mean the Working Capital Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Borrower or any Obligor or any other person with, to or in favor of Agent or Working Capital Lenders in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed or restated.

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        1.28    "Working Capital Priority Collateral" shall mean all assets and properties of any kind whatsoever, real or personal, tangible or intangible, and wherever located that are owned by any Borrower or any Obligor (including, without limitation, all accounts, inventory, equipment, general intangibles, investment property, financial assets, books and records and all proceeds and products of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof), except for the Guggenheim Priority Collateral.

        1.29    "Working Capital Termination Date" shall mean the date that the Agent and the Working Capital Lenders have received payment in full in cash or other immediately available funds of all of the Working Capital Debt and the agreement of the Agent and the Working Capital Lenders to make any further loans or provide any further financial accommodations to Borrower shall have been terminated.

        1.30    All terms defined in the Uniform Commercial Code as in effect in the State of New York, unless otherwise defined herein shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

        2.    SECURITY INTERESTS; PRIORITIES; REMEDIES.

        2.1    Guggenheim and Guggenheim Purchasers hereby acknowledge that Agent acting for and on behalf of the Working Capital Lenders has been granted Liens upon all of the Collateral pursuant to the Working Capital Loan Documents to secure the Working Capital Debt. Agent and Working Capital Lenders hereby acknowledge that Guggenheim acting for and on behalf of the Guggenheim Purchasers has been granted Liens upon all of the Collateral pursuant to the Guggenheim Loan Documents to secure the Guggenheim Debt.

        2.2    Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Lender in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements, (a) the Liens upon the Guggenheim Priority Collateral of Guggenheim and Guggenheim Purchasers have and shall have priority over the Liens upon the Guggenheim Priority Collateral of Agent and Working Capital Lenders and such Liens of Agent and Working Capital Lenders upon the Guggenheim Priority Collateral are and shall be junior and subordinate to the Liens of Guggenheim and Guggenheim Purchasers in the Guggenheim Priority Collateral to the extent the Liens of Guggenheim in the Guggenheim Priority Collateral are valid, enforceable and perfected, and (b) the Liens upon the Working Capital Priority Collateral of Agent and Working Capital Lenders have and shall have priority over the Liens upon the Working Capital Priority Collateral of Guggenheim and Guggenheim Purchasers and such Liens of Guggenheim and Guggenheim Purchasers upon the Working Capital Priority Collateral are and shall be junior and subordinate to the Liens of Agent and Working Capital Lenders in the Working Capital Priority Collateral to the extent the Liens of Agent in the Working Capital Priority Collateral are valid, enforceable and perfected.

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        2.3    The priorities of the Liens provided in Section 2.2 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the Guggenheim Debt or the Working Capital Debt, nor by any action or inaction which any of the Lenders may take or fail to take in respect of the Collateral so long as the respective Liens of Guggenheim and Agent in the Collateral are valid, perfected and enforceable. Each of the Lenders agrees not to enter into any agreement with another creditor of any Borrower to subordinate the Lien of such Lender in any Collateral under the Agreements to the Lien of such other creditor in such Collateral, or to subordinate the right of such Lender to the payment of the Guggenheim Debt or the Working Capital Debt, as the case may be, to the payment of the indebtedness or claim of any other creditor of any Borrower or any Obligor, in each case without the prior written consent of the Agent or Guggenheim, as the case may be.

        2.4    (a) All proceeds of the Working Capital Priority Collateral received by Guggenheim or any Guggenheim Purchaser (other than cash advanced by Agent and the Working Capital Lenders to the Borrowers under the Working Capital Loan Agreement and thereafter remitted by ClimaChem or any Obligor to Guggenheim and the Guggenheim Purchasers) shall be forthwith paid over, in the funds and currency received, to Agent for application to the Working Capital Debt (subject to Sections 2.2 and 2.5 hereof and unless otherwise required by law). All proceeds of any Collateral received by Guggenheim or any Guggenheim Purchasers after the Guggenheim Termination Date shall be forthwith paid over, in the funds and currency received, to Agent for application to the Working Capital Debt (subject to Section 2.5 hereof and unless otherwise required by law).

        (b) All proceeds of the Guggenheim Priority Collateral received by Agent or any Working Capital Lender shall be forthwith paid over, in the funds and currency received, to Guggenheim for application to the Guggenheim Debt (subject to Sections 2.2 and 2.5 hereof and unless otherwise required by law), except that, if prior to the Working Capital Termination Date, (i) Agent or any Working Capital Lender receives funds of up to $250,000 in the aggregate without actual knowledge that such funds constitute proceeds of the Guggenheim Priority Collateral and Agent or such Working Capital Lender has applied such proceeds to the Working Capital Debt or given credit for such proceeds to Borrowers for purposes of determining the amount of the Working Capital Debt available to Borrowers, Agent or such Working Capital Lender, as the case may be, shall have no obligation with respect to such proceeds or liability therefor to Guggenheim, except that under such circumstances if there is Excess Availability (as defined in the Working Capital Loan Agreement as in effect on the date hereof, the "Working Capital Excess Availability") at the time Agent or such Working Capital Lender receives notice from Guggenheim that such proceeds are proceeds of Guggenheim Priority Collateral then Agent or such Working Capital Lender shall pay over the proceeds of such Collateral to Guggenheim to the extent that after giving effect to such payment there is Working Capital Excess Availability (subject to Sections 2.2 and 2.5 hereof) and if the amount of such proceeds exceeds the amount of Working Capital Excess Availability at such time, then thereafter, Agent or such Working Capital Lender shall from time to time pay over the proceeds of such Collateral to Guggenheim to the extent that after giving effect to such payments there is Working Capital Excess Availability (subject to Sections 2.2 and 2.5 hereof) and (ii) Agent or any Working Capital Lender receives funds in excess of $250,000 in the aggregate that constitute proceeds of the Guggenheim Priority Collateral, upon the receipt of notice from Agent that such proceeds are

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proceeds of Guggenheim Priority Collateral, Agent or such Working Capital Lender shall pay over such proceeds to Guggenheim to be applied to the Guggenheim Debt. All proceeds of any Collateral received by Agent or any Working Capital Lender after the Working Capital Termination Date shall be forthwith paid over, in the funds and currency received, to Guggenheim for application to the Guggenheim Debt (subject to Section 2.5 hereof and unless otherwise required by law).

        (c) Each Lender shall only be required to pay over to the other Lender proceeds of Collateral to the extent that the Lender to receive such proceeds has a valid, enforceable and perfected security interest in the Collateral, the sale or other disposition of which gave rise to such proceeds, provided that, in the event that the Lender receiving the proceeds does not have a valid, enforceable or perfected security interest in such Collateral, Borrowers and Obligors hereby agree that no Lender shall have any liability to any Borrower or any Obligor and each Borrower and each Obligor hereby waive and release such Lenders from any claims, actions or proceedings as a result of the payment of such proceeds. Each Borrower acknowledges and agrees that any Lender may make such advances on behalf of and for the account of Borrower to any other Lender in the event that such Lender is required to make any payments to such other Lender pursuant to this Section 2.4 or as may otherwise be required herein (and such Lender may charge the applicable loan account of such Borrower or Obligor with such amounts), even if after giving effect thereto there are no further loans available to Borrowers under the applicable Agreement (and notwithstanding any dispute or claim between any Borrower or any Obligor and any other Lender) and Borrowers and Obligors hereby waive and release any claim against any Lender as a result of such payment. For purposes of this Section 2.4, payments made by any Borrower or any Obligor to (i) Agent or Working Capital Lenders in respect of the Working Capital Debt with proceeds of loans by Guggenheim to Borrowers or (ii) Guggenheim or Guggenheim Purchasers in respect of the Guggenheim Debt with proceeds of loans by Agent or Working Capital Lenders to Borrowers shall not be construed to constitute proceeds of any Collateral.

        2.5    Each Lender shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Lender has been granted a Lien. The foregoing provisions of this Intercreditor Agreement are intended solely to govern the respective Lien priorities as between the Lenders and shall not impose on any Lender any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or governmental authority or any applicable law. Each of the Lenders agrees that it will not contest the validity, perfection, priority or enforceability of any Liens upon any Collateral.

        2.6    In the event that any Lender shall, in the exercise of its respective rights under its Agreements or otherwise, receive possession or control of any books and records of any Borrower or any Obligor which contain information identifying or pertaining to any Collateral in which any other Lender has been granted a Lien, the Lender receiving possession or control of such books and records shall notify Agent (if Guggenheim or any Guggenheim Purchaser is sending such notice) or Guggenheim (if Agent or any Working Capital Lender is sending such notice) that it has received such books and records and shall, as promptly as practicable

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 thereafter, make available to the other Lenders such books and records for inspection and duplication.

        2.7    Subject to the terms and conditions set forth in this Intercreditor Agreement (including, without limitation, Section 2.9 below and Section 2.10 below), (a) at all times prior to the Guggenheim Loan Termination Date, Guggenheim on behalf of the Guggenheim Purchasers shall have the exclusive right to manage, perform and enforce the terms of the Guggenheim Loan Documents with respect to the Guggenheim Priority Collateral, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right (i) to take or retake control or possession of such Collateral, (ii) to determine whether insurance proceeds and condemnation awards relative to the Guggenheim Priority Collateral are applied to the Guggenheim Debt or used to repair or replace the Collateral with similar Collateral and (iii) to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral and (b) at all times prior to the Working Capital Termination Date, Agent on behalf of the Working Capital Lenders shall have the exclusive right to manage, perform and enforce the terms of the Working Capital Loan Documents with respect to the Working Capital Priority Collateral, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right (i) to take or retake control or possession of such Collateral, (ii) to determine whether insurance proceeds and condemnation awards relative to the Working Capital Priority Collateral are applied to the Working Capital Debt or used to repair or replace the Collateral with similar Collateral and (iii) to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral.

        2.8    Guggenheim shall give Agent and Agent shall give to Guggenheim concurrently with the giving thereof to the Borrower (i) a copy of any written notice by such person of an Event of Default under its Agreements with the Borrower, or written notice of demand of payment from Borrower or any Obligor, and (ii) a copy of any written notice sent by such Lender to Borrower or any Obligor at any time an Event of Default under such person's Agreements with Borrower exists stating such person's intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof to the extent permitted hereunder, and any legal process served or filed in connection therewith; provided, that, the failure of any party to give notice as required hereby shall not affect the relative priorities of Agent's, Guggenheim's or any Lender's respective Liens as provided herein or the validity or effectiveness of any such notice as against the Borrower or any Obligor. Each of Guggenheim and Agent will provide such information as it may have to the other as the other may from time to time reasonably request concerning the status of the exercise of any Lien Enforcement Action relating to any Collateral in which the other party has a Lien on and Guggenheim and Agent shall be available on a reasonable basis during normal business hours to review with each other alternatives available in exercising such rights, including, but not limited to, advising each other of any offers which may be made from time to time by prospective purchasers of such Collateral, provided, that, the failure of any party to do any of the foregoing shall not affect the relative priorities of Agent's or any Lender's respective Liens as provided herein or the validity or effectiveness of any notices or demands as against Borrower or any Obligor. Borrower and each Obligor hereby consent and agree to each Lender providing any such information to the other

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Lenders and to such actions by the Lenders and waive any rights or claims against any Lender arising as a result of such information or actions.

        2.9    (a) Subject to Section 2.10(b) hereof, Agent and Working Capital Lenders shall, at any time prior to the Guggenheim Termination Date and during the continuance of a Release Event: (i) upon the request of Guggenheim with respect to any of the Guggenheim Priority Collateral (which request shall specify the proposed terms of the sale and the type and amount of consideration to be received in connection therewith), release or otherwise terminate its Liens on such Guggenheim Priority Collateral, to the extent such Collateral is to be sold or otherwise disposed of either by (A) Guggenheim, any Guggenheim Purchaser or their agents, or (B) Borrower or any Obligor with the consent of Guggenheim; (ii) promptly upon the request of Guggenheim authorize, execute and/or deliver such release documents and confirmations of the authorization to file UCC amendments and terminations provided for herein, in each case as Guggenheim may reasonably require in connection with such sale or other disposition by Guggenheim, any Guggenheim Purchaser, or any of their agents, Borrower or any Obligor, as the case may be, provided, that, (A) such release by the Agent and Working Capital Lenders shall not extend to or otherwise affect any of the rights of the Agent or Working Capital Lenders to the proceeds from any such sale or other disposition of Collateral, (B) Guggenheim shall promptly apply such proceeds to the Guggenheim Debt (it being understood and agreed that any commitment of Guggenheim to make any loans to the Borrower shall be automatically and immediately reduced by the amount of such application), (C) any proceeds from such sale or other disposition received by Guggenheim in excess of the Guggenheim Debt (and such amounts that may be held as cash collateral), shall be promptly delivered to Agent (subject to Section 2.5 hereof), and (D) no such release and/or authorization documents shall be delivered (1) to Borrower or any Obligor or (2) more than one Business Day prior to the date of the closing of the sale or disposition of such Collateral; provided further, that if the closing of the sale or disposition of such Collateral is not consummated, Guggenheim shall promptly return all release and/or authorization documents to Agent; and (iii) be deemed to have consented under the Agreements to which such Agent and Working Capital Lenders are a party to such sale or other disposition. The effectiveness of any such release or termination by Agent and Working Capital Lenders shall be subject to the sale or other disposition of such Collateral described in such request or on substantially similar terms and shall lapse in the event such sale or other disposition does not occur within five (5) business days of the anticipated closing date. In any sale or other disposition of any of the Guggenheim Priority Collateral by Guggenheim, Guggenheim shall conduct such sale or other disposition in a commercially reasonable manner. Notwithstanding the foregoing, prior to the Guggenheim Termination Date and the occurrence of a Release Event, Agent shall take such release actions and shall be deemed to consent to a sale or disposition of the Guggenheim Priority Collateral in accordance with clauses (i), (ii) and (iii) above with respect to sales or dispositions of Guggenheim Priority Collateral the proceeds of which do not exceed $250,000 in the aggregate.

        (b) Subject to Section 2.10(a) hereof, Guggenheim and Guggenheim Purchasers shall, at any time prior to the Working Capital Termination Date and during the continuance of a Release Event: (i) upon the request of Agent with respect to any of the Working Capital Priority Collateral (which request shall specify the proposed terms of the sale and the type and amount of consideration to be received in connection therewith), release or otherwise terminate its Liens, if any, on such Collateral, to the extent such Collateral is to be sold or

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otherwise disposed of either by (A) Agent, any Working Capital Lender or their agents, or (B) Borrower with the consent of Agent; (ii) promptly upon the request of Agent authorize, execute and/or deliver such release documents and confirmations of the authorization to file UCC amendments and terminations provided for herein, in each case as Agent may reasonably require in connection with such sale or other disposition by Agent, any Working Capital Lender or any of their agents or Borrower, as the case may be, provided, that, (A) such release by the Agent, any Working Capital Lender or their agents shall not extend to or otherwise affect any of the rights of Guggenheim, if any, to the proceeds from any such sale or other disposition of such Collateral, (B) Agent shall promptly apply any proceeds from the Working Capital Priority Collateral to the Working Capital Debt, including cash collateral for the Working Capital Debt arising in connection with the letter of credit accommodations (but not to exceed 105% of the face amount of such letter of credit accommodations) (subject to Sections 2.2 and 2.5 hereof), (C) any proceeds from such sale or other disposition received by Agent in excess of the Working Capital Debt, shall be promptly delivered to Guggenheim (subject to Section 2.5 hereof) to the extent that Guggenheim has a Lien on the assets giving rise to such proceeds, and (D) no such release and/or authorization documents shall be delivered (1) to Borrower or any Obligor or (2) more than one Business Day prior to the date of the closing of the sale or disposition of such Collateral; provided further, that if the closing of the sale or disposition of such Collateral is not consummated, Agent shall promptly return all release and/or authorization documents to Guggenheim; and (iii) be deemed to have consented under the Agreements to which Guggenheim is a party to such sale or other disposition. The effectiveness of any such release or termination by Guggenheim and Guggenheim Purchasers shall be subject to the sale or other disposition of such Collateral described in such request or on substantially similar terms and shall lapse in the event such sale or other disposition does not occur within five (5) business days of the anticipated closing date. In any sale or other disposition of any of the Working Capital Priority Collateral by Agent in which Guggenheim has a Lien on such Collateral, Agent shall conduct such sale or other disposition in a commercially reasonable manner. Notwithstanding the foregoing, prior to the Working Capital Termination Date and the occurrence of a Release Event, Guggenheim shall take such release actions and shall be deemed to consent to a sale or disposition of the Working Capital Priority Collateral in which such Lender has a Lien in accordance with clauses (i), (ii) and (iii) above with respect to sales or dispositions of such Collateral the proceeds of which do not exceed $250,000 in the aggregate.

        2.10    (a)  Except as specifically provided in Section 2.11 below, notwithstanding any rights or remedies available to Agent or Working Capital Lenders under any of the Working Capital Loan Documents, applicable law or otherwise, prior to the Guggenheim Termination Date, neither Agent nor any Working Capital Lender shall, directly or indirectly, seek to foreclose, take possession of, sell or otherwise realize upon (judicially or non-judicially) its Lien on any Guggenheim Priority Collateral or assert any claims or interests therein (including, without limitation, by setoff or notification of account debtors) or commence any legal proceedings against or with respect to any Guggenheim Priority Collateral to facilitate the actions set forth above.

        (b)    Except as specifically provided in Section 2.11 below, notwithstanding any rights or remedies available to Guggenheim or Guggenheim Purchasers under any of the Guggenheim Loan Documents, applicable law or otherwise, prior to the Working Capital Termination Date, neither Guggenheim nor any Guggenheim Purchaser shall, directly or

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indirectly, seek to foreclose, take possession of, sell or otherwise realize upon (judicially or non-judicially) its Lien, if any, on any Working Capital Priority Collateral or assert any claims or interests therein (including, without limitation, by setoff or notification of account debtors) or commence any legal proceedings against or with respect to any such Collateral to facilitate the actions set forth above. Except as specifically provided in Section 2.11 below, notwithstanding any rights or remedies available to Guggenheim and Guggenheim Purchasers under any of the Guggenheim Loan Documents, applicable law or otherwise, prior to the Working Capital Termination Date, neither Guggenheim nor any Guggenheim Purchaser shall, directly or indirectly, seek to foreclose, take possession of, sell or otherwise realize upon (judicially or non-judicially) its Lien, if any, on any Guggenheim Priority Collateral or assert any claims or interests therein (including, without limitation, by setoff or notification of account debtors) or commence any legal proceedings against or with respect to any such Collateral to facilitate the actions set forth above in connection with any Event of Default under the Guggenheim Loan Agreement for a period of ninety days (90) days commencing with the date the Agent receives written notice from Guggenheim of the occurrence of such Event of Default, except that the foregoing shall not apply to any actions by Guggenheim or any Guggenheim Purchaser to prepare for or commence marketing activities for any Guggenheim Priority Collateral.

        2.11    Section 2.10 shall not be construed to in any way limit or impair the right of: (a) any Lender to bid for or purchase any Collateral at any private or judicial foreclosure upon such Collateral initiated by any such person, (b)  Agent or any Working Capital Lender to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to the Guggenheim Priority Collateral initiated by Guggenheim or any Guggenheim Purchaser, so long as it does not delay or interfere in any material respect with the exercise by Guggenheim or such Guggenheim Purchaser of its rights as provided in this Intercreditor Agreement, or Guggenheim or any Guggenheim Purchaser to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to the Working Capital Priority Collateral on which Guggenheim has a Lien initiated by Agent or any Working Capital Lender, so long as it does not delay or interfere in any material respect with the exercise by Agent or any Working Capital Lender of their rights as provided in this Intercreditor Agreement, (c) Agent to receive any remaining proceeds of Guggenheim Priority Collateral to the extent that Agent had a Lien on the assets giving rise to such proceeds after satisfaction and payment in full in cash of all Guggenheim Debt, (d) Guggenheim to receive any remaining proceeds of Working Capital Priority Collateral to the extent that Guggenheim had a Lien on the assets giving rise to such proceeds after satisfaction and payment in full in cash of all Working Capital Debt, (e) Agent or Working Capital Lenders to take any Lien Enforcement Action against the Working Capital Priority Collateral and (f) Guggenheim or Guggenheim Purchasers to take any Lien Enforcement Action against the Guggenheim Priority Collateral except as otherwise provided in Section 2.10(b).

        2.12    In the event Guggenheim or any Guggenheim Purchaser shall acquire control or possession of any of the Guggenheim Priority Collateral or shall, through the exercise of remedies under the Guggenheim Loan Documents or otherwise, sell any such Collateral to any third party (a "Third Party Purchaser"), Guggenheim and Guggenheim Purchasers shall permit Agent or any of its agents or designees (or require as a condition of such sale to the Third Party Purchaser that the Third Party Purchaser agree to permit Agent), at its option: (a) to enter any of the premises of Borrower or any Obligor constituting such Guggenheim Priority

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Collateral under such control or possession (or sold to a Third Party Purchaser) in order to inspect, remove or take any action with respect to the Working Capital Priority Collateral (including manufacturing or processing raw materials or work-in-process into finished inventory) or to enforce Agent's rights with respect thereto, including, but not limited to, the examination and removal of Working Capital Priority Collateral and the examination and duplication of any Guggenheim Priority Collateral under such control or possession (or sold to a Third Party Purchaser) consisting of books and records of Borrower and Obligors related to the Working Capital Priority Collateral or to otherwise handle, deal with or dispose of any Working Capital Priority Collateral, such right to include, without limiting the generality of the foregoing, the right to conduct one or more public or private sales or auctions on any premises included as part of the Guggenheim Priority Collateral; and (b) to use any Guggenheim Priority Collateral under such control or possession (or sold to a Third Party Purchaser) consisting of computers or other data processing equipment related to the storage or processing of records, documents or files pertaining to the Working Capital Priority Collateral and use any Guggenheim Priority Collateral under such control or possession (or sold to a Third Party Purchaser) consisting of other equipment to handle, deal with or dispose of any Working Capital Priority Collateral pursuant to Agent's rights as set forth in the Working Capital Loan Documents, the Uniform Commercial Code of any applicable jurisdiction and other applicable law.

        2.13    Guggenheim hereby acknowledges that, during the period any Working Capital Priority Collateral shall be under control or possession of Agent or Working Capital Lenders, Agent and Working Capital Lenders shall not, subject to Section 2.15, be obligated to take any action to protect or to procure insurance with respect to any Guggenheim Priority Collateral that may be located on or in the Working Capital Priority Collateral, it being understood that Agent and Working Capital Lenders shall have no responsibility for loss or damage to the Guggenheim Priority Collateral (other than as a result of the gross negligence or willful misconduct of the Agent and/or the Working Capital Lenders or their agents) and that all risk of loss or damage to the Guggenheim Priority Collateral shall remain with Guggenheim and Guggenheim Purchasers.

        (b)    Agent hereby acknowledges that, during the period any Guggenheim Priority Collateral shall be under control or possession of Guggenheim or Guggenheim Purchasers, Guggenheim and Guggenheim Purchasers shall not be obligated to take any action to protect or to procure insurance with respect to any Working Capital Priority Collateral that may be located on or in the Guggenheim Priority Collateral, it being understood that Guggenheim and Guggenheim Purchasers shall have no responsibility for loss or damage to the Working Capital Priority Collateral (other than as a result of the gross negligence or willful misconduct of Guggenheim and/or the Guggenheim Purchasers or their agents) and that all risk of loss or damage to the Working Capital Priority Collateral shall remain with Agent and the Working Capital Lenders.

        2.14    The rights of Agent set forth in Section 2.12(a) and (b) above shall continue until the date ninety (90) days after the date Agent receives written notice from Guggenheim that Guggenheim or any Guggenheim Purchaser has control or possession of substantially all of the Guggenheim Priority Collateral consisting of equipment and real property (except, that such ninety (90) day period shall be reduced by the number of days, if any, that Agent has entered or used the Guggenheim Priority Collateral as described in Section 2.12(a)

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and (b) above, to the extent prior to the date that Guggenheim or any Guggenheim Purchaser has control or possession of such Guggenheim Priority Collateral, or has sold such Guggenheim Priority Collateral to a Third Party Purchaser); provided, that if Guggenheim or any Guggenheim Purchaser has entered into an agreement for the sale of all or substantially all of the Guggenheim Priority Collateral consisting of equipment and real property in a bona fide arm's length transaction with an unaffiliated person, the rights of Agent set forth in Sections 2.12(a) and (b) above shall only continue until the later of the date sixty (60) days after the date Agent receives written notice from Guggenheim of such agreement, together with a copy thereof, as duly authorized, executed and delivered by the parties thereto or the date that the proposed purchaser shall require as a condition of such sale that possession of the equipment and real property be given by Guggenheim or such Guggenheim Purchaser to such purchaser. In connection with any such sale, Guggenheim and Guggenheim Purchasers shall use reasonable efforts to cause such purchaser to not require as a condition of the sale that possession of the equipment and real property be given by Guggenheim or any Guggenheim Purchaser to such purchaser prior to the end of the ninety (90) day period provided for above or if such period is not acceptable to the purchaser, then the longest period equal to or greater than the sixty (60) day period provided for above which may be acceptable (provided that such efforts by Guggenheim and Guggenheim Purchasers shall not be required if in the good faith determination of Guggenheim such efforts will result in an adverse change in the terms of the proposed sale or have a reasonable likelihood of causing the sale not to occur). The time periods set forth herein shall be tolled during the pendency of any proceeding of any Borrower or any Obligor under the U.S. Bankruptcy Code or other proceedings pursuant to which Agent is effectively stayed from enforcing its rights against the Working Capital Priority Collateral. In no event shall (i) Guggenheim and Guggenheim Purchasers take any action to interfere, limit or restrict the rights of Agent or the exercise of such rights by Agent to have access to or to use, on a non-exclusive basis, any of such Guggenheim Priority Collateral under such possession or control pursuant to Section 2.12 prior to the expiration of such periods and (ii) Agent and Working Capital Lenders take any action to interfere, limit or restrict the rights of Guggenheim to have access to or to use, on a non-exclusive basis, any of such Guggenheim Priority Collateral under the Agent's possession or control pursuant to Section 2.12 prior to the expiration of such periods.

        2.15    During the actual occupation and control by Agent, its agents or representatives, of any real property constituting Guggenheim Priority Collateral during the access and use period permitted by Section 2.12 above, Agent shall be (a) obligated to maintain general liability insurance for such real property, substantially similar to the insurance maintained by Borrower or any Obligor on such real property, naming Guggenheim for the benefit of Guggenheim Purchasers as mortgagee, loss payee and additional insured, if such insurance is not otherwise in effect and (b) obligated to repair at its expense any physical damage to such real property resulting from any act or omission of Agent or its agents or representatives pursuant to such access, occupancy, use or control of such equipment or real property, and to leave the premises in a condition substantially similar to the condition of such premises prior to the date of the commencement of the use thereof by Agent.

        2.16    (a) If Guggenheim or any Guggenheim Purchaser should honor a request by Borrower or any Obligor for a loan, advance or other financial accommodation under the Guggenheim Loan Agreement, whether or not Guggenheim or such Guggenheim Purchaser has knowledge that the honoring of such request would result in an Event of Default, or act,

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condition or event which with notice or passage of time or both would constitute an Event of Default under the Working Capital Loan Agreement, in no event shall Guggenheim or such Guggenheim Purchaser have any liability to Agent or Working Capital Lenders as a result of such breach, and without limiting the generality of the foregoing, Agent and Working Capital Lenders agree that Guggenheim and Guggenheim Purchasers shall not have any liability for tortious interference with contractual relations or for inducement by Guggenheim or any Guggenheim Purchaser of Borrower or any Obligor to breach of contract or otherwise. Nothing contained in this Section 2.16(a) shall limit or waive any right that any Lender has to enforce any of the provisions of such Lender's Agreements against Borrower or any Obligor.

&#            (b) If Agent or any Working Capital Lender should honor a request by any Borrower for a loan, advance or other financial accommodation under the Working Capital Loan Agreement, whether or not the Agent or such Working Capital Lender has knowledge that the honoring of such request would result in an Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default under the Guggenheim Loan Agreement, in no event shall Agent or such Working Capital Lender have any liability to Guggenheim or any Guggenheim Purchaser as a result of such breach, and without limiting the generality of the foregoing, Guggenheim and Guggenheim Purchasers agree that Agent and Working Capital Lenders shall not have any liability for tortious interference with contractual relations or for inducement by Agent or any Working Capital Lender of any Borrower to breach of contract or otherwise. Nothing contained in this Section 2.16(b) shall limit or waive any right that any Lender has to enforce any of the provisions of such Lender's Agreements against Borrower or any Obligor.

        3.    [Intentionally Omitted.]

        4.    MISCELLANEOUS.

                4.1    Representations.

                    a.    Each of Agent and Working Capital Lenders represents and warrants severally for itself and not jointly to Guggenheim that:

                            i.    the execution, delivery and performance of this Intercreditor Agreement by Agent and Working Capital Lenders (A) are within the powers of Agent and Working Capital Lenders, (B) have been duly authorized by Agent and Working Capital Lenders, and (C) do not contravene any law, any provision of any of the Working Capital Loan Documents or any agreement to which Agent or any Working Capital Lender is a party or by which it is bound; and

                            ii.    this Intercreditor Agreement constitutes the legal, valid and binding obligations of Agent and each Working Capital Lender, enforceable against it in accordance with its terms and shall be binding on such person.

                    b.    Guggenheim hereby represents and warrants to Agent and Working Capital Lenders that:

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                        (i)    the execution, delivery and performance of this Intercreditor Agreement by Guggenheim (A) is within the powers of Guggenheim, (B) has been duly authorized by Guggenheim, and (C) does not contravene any law, any provision of the Guggenheim Loan Documents or any agreement to which Guggenheim is a party or by which it is bound; and

                       (ii)    this Intercreditor Agreement constitutes the legal, valid and binding obligations of Guggenheim, enforceable against it in accordance with its terms and shall be binding on it.

                4.2    Amendments. Any waiver, permit, consent or approval by any of the Lenders of or under any provision, condition or covenant to this Intercreditor Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Intercreditor Agreement must be in writing and signed by Guggenheim and the Agent.

                4.3    Successors and Assigns.

                (a)    This Intercreditor Agreement shall be binding upon the Lenders and their respective successors and assigns and shall inure to the benefit of the Lenders and their respective successors, participants and assigns.

                (b)    To the extent provided in their respective Agreements, each of the Lenders reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Guggenheim Debt or the Working Capital Debt, as the case may be; provided, that, no Lender shall be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Guggenheim Debt or the Working Capital Debt, as the case may be, and no participant shall be entitled to any rights or benefits under this Intercreditor Agreement except through the Lender with which it is a participant and any sale of a participation in the Guggenheim Debt or the Working Capital Debt, as applicable, shall be expressly made subject to the provisions of this Intercreditor Agreement.

                (c)    In connection with any participation or other transfer or assignment, a Lender (i) may, subject to its respective Agreement, disclose to such assignee, participant or other transferee or assignee all documents and information which such Lender now or hereafter may have relating to the Borrower or any Obligor or the Collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Intercreditor Agreement.

                (d)    In the case of an assignment or transfer, the assignee or transferee acquiring any interest in the Working Capital Debt or the Guggenheim Debt, as the case may be, shall execute and deliver to each of the Lenders a written acknowledgment of receipt of a copy of this Intercreditor Agreement and the written agreement by such person to be bound by the terms of this Intercreditor Agreement, provided, that, if any Lender assigns or transfers a portion of the Working Capital Debt or the Guggenheim Debt, as the case may be, to an affiliate controlled by or under common control with such Lender, such Lender shall cause such person to become bound by the terms of this Intercreditor Agreement, but no notice of such assignment or

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transfer needs to be given by such Lender to any other Lender and such affiliate shall not be required to execute any written acknowledgment or agreement. Unless and until Guggenheim receives notice of such assignment or transfer by Agent or such Working Capital Lender to an affiliate, Guggenheim shall only be obligated to give any notices hereunder to the assigning Agent or such Working Capital Lender and otherwise deal with such persons and any action by such persons shall be binding on such assignee or transferee. Unless and until Agent receives notice of such assignment or transfer by Guggenheim or such Guggenheim Purchaser to an affiliate, Agent shall only be obligated to give any notices hereunder to the assigning Guggenheim or such Guggenheim Purchaser and otherwise deal with such persons and any action by such persons shall be binding on such assignee or transferee. In addition, in the event of an assignment or transfer by Guggenheim of less than all of the Guggenheim Debt, or by Agent or any Working Capital Lender of less than all of the Working Capital Debt, the assigning Lender shall agree with the assignee to appoint one person as an agent to act on their behalf under this Intercreditor Agreement for purposes of receiving payments and notices hereunder and shall notify the other parties hereto of the person who shall act in such capacity, which in the case of a Working Capital Lender, shall be the Agent, and in the case of a Guggenheim Purchaser, shall be Guggenheim.

        (e)    In connection with any assignment or transfer of any or all of the indebtedness of Guggenheim and the Guggenheim Purchasers or any or all rights of Guggenheim in the property of the Borrower or any Obligor (other than pursuant to a participation), Agent and the Working Capital Lenders agree to execute and deliver an agreement identical to this Intercreditor Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement identical to this Intercreditor Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any third person who succeeds to or refinances, replaces or substitutes for any or all of the Guggenheim Puchasers' financing of Borrower and of any of the Obligors, whether such successor or replacement financing occurs by transfer, assignment, "takeout" or any other means or vehicle. In connection with any assignment or transfer of any or all of the indebtedness of Agent and the Working Capital Lenders or any or all rights of Agent in the property of the Borrower or any Obligor (other than pursuant to a participation), Guggenheim and the Guggenheim Purchasers agree to execute and deliver an agreement identical to this Intercreditor Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement identical to this Intercreditor Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any third person who succeeds to or refinances, replaces or substitutes for any or all of the Working Capital Lenders' financing of the Borrowers, whether such successor or replacement financing occurs by transfer, assignment, "takeout" or any other means or vehicle.

        4.4    Insolvency.

This Intercreditor Agreement shall be applicable both before and after the filing of any petition by or against any Borrower or any Obligor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to any Borrower or any Obligor shall be deemed to apply to the trustee for any Borrower or any Obligor and any Borrower or any Obligor as debtor-in-possession. The relative rights of Guggenheim, Agent and

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Working Capital Lenders in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Borrower or any Obligor as debtor-in-possession.

        4.5    Bankruptcy Financing.

        (a)    If any Borrower or any Obligor shall become subject to a case under the U.S. Bankruptcy Code and if as debtor(s)-in-possession move for approval of financing to be provided in good faith by any Lender (the "DIP Lender") under Section 364 of the U.S. Bankruptcy Code or the use of cash collateral with the consent of the DIP Lender under Section 363 of the U.S. Bankruptcy Code, the other Lenders agree that no objection will be raised by such Persons to any such financing on the grounds of a failure to provide "adequate protection" for the Liens of such Persons so long as (i) the interest rate, fees, advance rates, lending sublimits and limits and other terms are commercially reasonable under the circumstances, (ii) such Persons retain a Lien on the Collateral (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of the case under the U.S. Bankruptcy Code (for example, if the Working Capital Lenders are the DIP Lender, such DIP Lender's Lien on the Guggenheim Priority Collateral shall not prime Guggenheim's Lien thereon without Guggenheim's consent), (iii) such Persons receive replacement Liens on post-petition assets to the same extent granted to the DIP Lender, with the same priority as existed prior to the commencement of the case under the U.S. Bankruptcy Code, and (iv) such financing or use of cash collateral is subject to the terms of this Intercreditor Agreement.

        (b)    Nothing contained herein shall be deemed to limit the rights of any Lender to object to post-petition financing or use of cash collateral on any grounds other than the failure to provide "adequate protection" for the Liens of such Lender.

        (c)    For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given, in the manner prescribed by Section 4.7 hereof.

        4.6    Bailee for Perfection. Each Lender hereby appoints the other Lenders as agent for the purposes of perfecting their respective Liens in and on any of the Collateral in the possession or under the control of such person, and each Lender acknowledges and agrees to such appointment; provided, that, a Lender in the possession or having control of any Collateral shall not have any duty or liability to protect or preserve any rights pertaining to any of the Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, the non-possessing and/or non-controlling Lenders hereby waive and release the other Lender from, all claims and liabilities arising pursuant to the possessing Lender's role as bailee with respect to the Collateral, so long as the possessing and/or controlling Lender shall use the same degree of care with respect thereto as the possessing and/or controlling Lender uses for similar property pledged to the possessing and/or controlling Lender as collateral for indebtedness of others to the possessing and/or controlling Lender. After (a) the Guggenheim Termination Date, Guggenheim shall deliver the remainder of the Collateral, if any, in its possession to Agent and, if permitted under the applicable agreements, transfer control of the remainder of the Collateral, if any, under its

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control to Agent, in each case, except as may otherwise be required by applicable law or court order and (b) the Working Capital Termination Date, Agent shall deliver the remainder of the Collateral, if any, in its possession to Guggenheim and, if permitted under the applicable agreements, transfer control of the remainder of the Collateral, if any, under its control to Guggenheim, in each case, except as may otherwise be required by applicable law or court order

        4.7    Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

To Guggenheim:	[Guggenheim Partners] _______________________ _______________________ Attention: _______________ Telecopier No.: Telephone No.:
To Agent or Working Capital Lenders:	Foothill Capital Corporation One Boston Place Suite 1800 Boston, Massachusetts 02108 Attention: Business Finance Division Manager Telecopier No.: 617-523-1697 Telephone No.: 617-624-4000

Each of the above Lenders may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Lenders in conformity with this Section 4.7, but such change shall not be effective until notice of such change has been received by the other Lenders.

        4.8    Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

        4.9    Governing Law. The validity, construction and effect of this Intercreditor Agreement shall be governed by the internal laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

        4.10    Consent to Jurisdiction; Waiver of Jury Trial. EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF

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 THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (INCLUDING ITS APPELLATE DIVISION), AND OF ANY OTHER APPELLATE COURT IN THE STATE OF NEW YORK, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS INTERCREDITOR AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS INTERCREDITOR AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS INTERCREDITOR AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

        4.11    Complete Agreement. This written Intercreditor Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement with respect to the subject matter hereof.

        4.12    No Third Parties Benefited. Except as expressly provided in Section 4.3 and consents which are deemed to have been given under Section 2.9 hereof, this Intercreditor Agreement is solely for the benefit of the Lenders and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

        4.13    Disclosures; Non-Reliance. Each Lender has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of Borrower and the Obligors and no Lender shall have any obligation or duty to disclose any such information to the other Lenders. Except as expressly set forth in this Intercreditor Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Working Capital Debt or the Guggenheim Debt or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Borrower's or any Obligors' title to or right to transfer any of the Collateral, or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

        4.14    Terms. This Intercreditor Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible satisfaction in full of all Guggenheim Debt and Working Capital Debt and the termination of the financing arrangements between Guggenheim, Agent, Working Capital Lenders, the Borrowers and the Obligors.

        4.15    Lien Subordination. Nothing in this Intercreditor Agreement (including, without limitation, the definitions of Guggenheim Debt or Working Capital Debt) shall be deemed to subordinate the right of any Lender to receive payment to the right of any other Lender to receive payment (whether before or after the occurrence of any Insolvency

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Proceeding), it being the intent of the parties hereto that, to the extent provided in this Intercreditor Agreement, (a) the Lien of Agent and Working Capital Lenders with respect to Guggenheim Priority Collateral shall be junior to the Lien of Guggenheim in the Guggenheim Priority Collateral as a result of the Lien priorities provided for in this Intercreditor Agreement (so that all proceeds of Guggenheim Priority Collateral shall, to the extent provided in this Intercreditor Agreement, be paid to Guggenheim for application to Guggenheim Debt before Agent or Working Capital Lenders shall receive any proceeds of such Collateral for application to the Working Capital Debt), and (b) the Lien of Guggenheim with respect to Working Capital Priority Collateral shall be junior to the Lien of Agent and Working Capital Lenders in the Working Capital Priority Collateral as a result of the Lien priorities provided for in this Intercreditor Agreement (so that all proceeds of Working Capital Priority Collateral shall, to the extent provided in this Intercreditor Agreement, be paid to Agent and Working Capital Lenders for application to Working Capital Debt before Guggenheim shall receive any proceeds of such Collateral for application to the Guggenheim Debt).

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

                                                                            Guggenheim Investment Management, LLC,
                                                                            as Collateral Agent for the Guggenheim Purchasers

                                                                            By:  /s/  Todd Boehly

                                                                            Name:

                                                                            Title:

                                                                            FOOTHILL CAPITAL CORPORATION,
                                                                            as Agent for the Working Capital Lenders

                                                                            By:   /s/  Tony Aloi

                                                                            Name:

                                                                            Title:

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Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, each of the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof to the extent such provisions may be applicable to it.

Each of the undersigned agrees that any Lender holding Collateral does so as bailee (under the UCC) for the other Lenders which have a Lien on such Collateral and is hereby authorized to and may turn over to such other Lenders upon request therefor any such Collateral, after all obligations and indebtedness of the undersigned to the bailee Lender have been fully paid and performed.

Each of the undersigned acknowledges and agrees that: (i) although it may sign this Intercreditor Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement (except for a consent which is deemed to have been given by the applicable Lender under Section 2.9), and (ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of any of the Lenders to effectuate the provisions and purposes of the foregoing Intercreditor Agreement.

LSB INDUSTRIES, INC.,
an Delaware corporation

By:    /s/ Tony M. Shelby
Title:

CLIMACHEM, INC.,
an Oklahoma corporation

By:   /s/ Tony M. Shelby
Title:

CLIMATE MASTER, INC.,
a Delaware corporation

By:    /s/ Tony M. Shelby             Title:

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CLIMATECRAFT, INC.,
an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

CLIMACOOL, CORP.,
an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

INTERNATIONAL ENVIRONMENTAL CORPORATION, an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

ACP INTERNATIONAL, LIMITED,
an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

KOAX CORP., an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

LSB CHEMICAL CORP.,
an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

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THE ENVIRONMENTAL GROUP, INC., an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

EL DORADO CHEMICAL COMPANY,
an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

SLURRY EXPLOSIVE CORPORATION, an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

TRISON CONSTRUCTION, INC.,
an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title:

UNIVERSAL TECH CORPORATION,
an Oklahoma corporation

By:    /s/ Tony M. Shelby
Title: